SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2009

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01          REGULATION FD DISCLOSURE

           On September 16, 2009, FieldPoint Petroleum Corporation (the “Company”) announced the acquisition of a working interest in the Block Field in Andrews County, Texas.  A copy of the press release is filed herewith as an exhibit.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Registrant will timely file audited financial statements under Item 3.10 of Regulation S-B arising out of this acquisition.

(b)	Pro Forma Financial Information

Registrant will timely file pro forma financial information under Item 3.10 of Regulation S-B arising out of this acquisition.

(c)	Exhibit

Item	Title

99.1	Press Release dated September 16, 2009.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: September 18, 2009	By: _/s/ Ray Reaves_____ Ray Reaves, President